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                                                                      EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Liberty Media Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the period ended June 30, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2005 and December 31, 2004 and for the six months ended June 30, 2005 and 2004.


Dated:    August 1, 2005               /s/  Robert R. Bennett
          ------------------           ----------------------------------------
                                            Robert R. Bennett
                                            Chief Executive Officer


Dated:    August 1, 2005               /s/  David J.A. Flowers
          ------------------           ----------------------------------------
                                            David J.A. Flowers
                                            Senior Vice President and Treasurer
                                            (Principal Financial Officer)


Dated:    August 1, 2005               /s/  Christopher W. Shean
          ------------------           ----------------------------------------
                                            Christopher W. Shean
                                            Senior Vice President and Controller
                                            (Principal Accounting Officer)

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.